SUPPLEMENT DATED SEPTEMBER 27, 2010
                       TO EACH PROSPECTUS SET FORTH BELOW


     Claymore Securities Defined Portfolios, Series 649, 661, 662, 666, 667,
      668, 670, 672, 673, 674, 677, 678, 683, 685, 692, 694, 695, 697, 698,
          701, 702, 703, 705, 706, 709, 711, 712, 713, 714, 715 and 717
            (individually, a "trust," and collectively, the "trusts")

   On September 27, 2010, Claymore Securities, Inc. ("Claymore") officially changed its name to Guggenheim Funds Distributors, Inc. ("Guggenheim Funds"). This change follows the acquisition of Claymore by Guggenheim Partners, LLC on October 14, 2009. Since the finalization of the acquisition, Claymore has been operating as a wholly-owned subsidiary of Guggenheim Partners.

   As part of this change, Claymore's web address will be www.guggenheimfunds.com. Investors can access information pertaining to their trust on this website. Current trust investment objectives and parameters will not change, nor will any services provided to the trusts.

                        Please keep for future reference.